Receivables	12 Months Ended
Dec. 31, 2021
Receivables [Abstract]
RECEIVABLES

NOTE 6 — RECEIVABLES

At December 31, 2021 and 2020, receivables consisted of the following:

	December 31, 2021	December 31, 2020
Credit card payments in process of settlement	$116,187	$158,924
Retainage	803,989	—
Trade receivables from customers	2,691,702	366,701
Vendor rebates receivable	126,118	—
Total receivables	3,737,996	525,625
Allowance for doubtful accounts	(359,000)	—
Accounts receivable, net	$3,378,996	$525,625